EXHIBIT 10.13(d)

Amendment No. 1 to that certain Convertible Note dated as of July 29, 2004 (“Note”).

For good and valuable consideration, the parties to the Note agree and confirm to amend the Note to extend the First Maturity Date from June 1, 2008 to January 1, 2009.

Except as set forth above, the Note is hereby ratified and confirmed in all respects.

Dated: March 27, 2008

Colonial Commercial Corp/

By:        /s/ William Salek
Name:   William Salek
Title:     Chief Financial Officer

Confirmed:

By:        /s/ William Pagano
Name:   William Pagano